Fees Summary	May 03, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,947.73
Total Fee Amount	4,947.73
Total Transaction Valuation	33,521,237.00
Total Offset Amount	0.00
Net Fee	$ 0.00